UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

Amendment Number One

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   March 20, 2010

REGENOCELL THERAPEUTCS, INC.
(Exact Name of Registrant as Specified in Charter)

Florida	000-50639	22-3880440
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Briar Lane, Natick, Massachusetts	01760
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (508) 647-4065

__________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant

(a)	Previous Independent Auditors

(i)
By letter dated March 20, 2010, Lieberman, Sharma & Associates PA (“Lieberman”) resigned as the independent auditor for the Company effective January 1, 2010 because the firm has elected to no longer continue as a reporting firm under the guidelines of the Public Company Accounting Oversight Board (PCAOB).

(ii)
Lieberman’s reports on the financial statements of the Company for the fiscal years ended December 31, 2008, December 31, 2007, December 31, 2006, December 31, 2005, December 31, 2004 and for the period from February 1, 2002 (inception) through December 31, 2008 contain no disclaimer of opinion. Except for the going concern qualifications, there were no other qualifications.

(iii)	The Company’s Board of Directors approved the change in independent auditors.

(iv)
For the fiscal year ended December 31, 2008, December 31, 2007, December 31, 2006, December 31, 2005, December 31, 2004 and for the period from February 1, 2002 (inception) through December 31, 2008 and for the period January 1, 2009 through January 1, 2010 (the date the relationship ended with the former auditor), there has been no disagreement between the Company and Lieberman, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Lieberman would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

(v)
During the fiscal years ended December 31, 2008, December 31, 2007, December 31, 2006, December 31, 2005 and December 31, 2004, and for the period from February 1, 2002 (inception) through December 31, 2008 and for the period from January 1, 2009 through January 1, 2010 (the date the relationship ended with the former auditor), the Company has not been advised of any matter described in Regulation S-B, Item 304 (a) (1) B).

(b)	New Independent Accountants

(i)
The Company engaged Sadler, Gibb and Associates, P.O. Box 411, Farmington, Utah 84025 (“Gibb”) as its new independent auditors as of February 23, 2010.  Prior to such date the Company did not consult with Gibb regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Gibb, or (iii) any other matter that was subject of a disagreement between the Company and its former auditor as described in Item 304 (a) (1) (iv) of Regulation S-B.

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits

Exhibit 6	Letter from Lieberman, Sharma & Associates P.A. dated March 20, 2010 addressed to RegenoCELL Therapeutics, Inc.

Exhibit 16	Letter from Lieberman, Sharma & Associates P.A. dated March 31, 2010 addressed to the SEC.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RegenoCELL Therapeutics, Inc. (Registrant)

March 31, 2010	By:	/s/ James F. Mongiardo
James F. Mongiardo
President and Chief Executive Officer